                                                                Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-21585, 333-23937, 333-39817 and 333-67881 of Lightbridge, Inc. on Form
S-8 of our report dated January 25, 2000 appearing in this Annual Report on Form 10-K of Lightbridge, Inc. for the year ended December 31, 1999.

Deloitte & Touche LLP
Boston, Massachusetts
March 23, 2000